Compensation Receivable for Consumption Tax, Net	12 Months Ended
Mar. 31, 2026
Compensation Receivable for Consumption Tax, Net [Abstract]
COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

NOTE 5 – COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

Compensation receivable for consumption tax, net consisted of the following:

	March 31, 2026	March 31, 2025
Compensation receivable for consumption tax	$8,795,411	$9,311,718
Less: allowance for credit losses	(87,954)	(93,103)
Subtotal	8,707,457	9,218,615
Less: compensation receivable for consumption tax, current, net	(8,707,457)	(7,178,775)
Compensation receivable for consumption tax, non-current, net	$-	$2,039,840

The Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021. As a result of the examination, the Company was required to return consumption tax refund for export transactions that were determined not to meet the tax exemption requirements due to failure in submission of relevant export documents (see Note 13) by certain of the Company’s suppliers and customers. In June 2023, the Company entered into agreements with relevant suppliers and customers to claim compensation for damages from the additional consumption tax payment. These suppliers and customers agreed to compensate the Company and the compensation receivable for consumption tax will be paid over two years from the date of the agreements. On July 31, 2023, the Company received a notice of reassessment for an additional consumption tax correction. As a result of the correction, the Company was liable for additional and delinquent tax. Regarding the correction decision made by the Tokyo Regional Taxation Bureau, the Company subsequently submitted a request for reconsideration to the Bureau. On January 26, 2024, Tokyo Regional Taxation Bureau formally informed the Company that the decision was maintained after internal review. On February 22, 2024, the Company filed a request for review with the National Tax Tribunal, challenging the legality of the reassessment decision and the imposition of additional tax penalties issued by the Tokyo Regional Taxation Bureau. In light of the tax review filed by the Company, the Company agreed to temporarily suspend the repayment, and these suppliers and customers will resume the payment after the final assessment is determined by the Tokyo Regional Taxation Bureau. On February 13, 2025, the Company received a ruling from the National Tax Tribunal, dated February 12, 2025, which upheld the Company’s request and annulled the disposition. In June 2026, the Company renegotiated with each counterparty to propose a revised repayment schedule for all outstanding receivables, including compensation receivable for consumption tax and receivables arising from terminated warehouse service fees (see Note 6(4)). Pursuant to the repayment schedule, the aggregate first installment of approximately $1,257,200 (¥200.0 million) shall be repaid by the end of July 2026, and the remaining balance will be repaid in five equal monthly installments, with all outstanding amounts to be fully repaid within one year. As of March 31, 2026 and 2025, the net total of compensation receivable for consumption tax was approximately $8.7 million (approximately ¥1.4 billion) and $9.2 million (approximately ¥1.4 billion), respectively. As of the date of this report, the Company has collected $2,992,497 of the outstanding receivables pursuant to the revised repayment schedule.